Supplement dated September 13, 2013
to the Statement of Additional Information
for Principal Funds, Inc.
dated March 1, 2013

(as supplemented on March 15, 2013, April 2, 2013, April 17, 2013, May 9, 2013 and June 14, 2013)
This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective November 1, 2013, in the table on page 51, delete the fee schedule for the Overseas and SmallCap Growth I Funds and add the following fee schedules to the second table on page 52:

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $1 billion	Over $3 billion
Overseas	1.10%	1.08%	1.06%	1.05%	1.04%	1.03%
SmallCap Growth I	1.10	1.08	1.06	1.05	1.04	1.03

Effective November 1, 2013, on page 53 delete the fifth table and substitute:

Fund	First $500 million	Next $500 million	Next $1 billion	Next $1 billion	Next $1 billion	Next $1 billion	Next $9 billion	Over $14 billion
SAM Balanced*	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%	0.25%	0.20%
SAM Conservative Balanced*	0.55	0.50	0.45	0.40	0.35	0.30	0.25	0.20
SAM Conservative Growth*	0.55	0.50	0.45	0.40	0.35	0.30	0.25	0.20
SAM Flexible Income*	0.55	0.50	0.45	0.40	0.35	0.30	0.25	0.20
SAM Strategic Growth*	0.55	0.50	0.45	0.40	0.35	0.30	0.25	0.20
*Breakpoints are based on aggregate SAM Portfolio net assets.